SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DUTY FREE INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



                                  July 2, 1997
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                Date of Report (Date of earliest event reported)



      Maryland                   34-1-10952               52-1292246
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(State or other juris-          (Commission             (I.R.S. Employer
diction of incorporation)        File Number)          Identification No.)



 63 Copps Hill Road, Ridgefield, Connecticut                06877
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  (Address of principal executive offices)                 (Zip Code)



                                 (203) 431-6057
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              (Registrant's telephone number, including area code)



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Item 1. Changes in Control of Registrant.

        (b) On July 2, 1997, the Registrant entered into a definitive merger agreement with BAA plc, a corporation organized under the laws of England ("Parent"), and W & G Acquisition Corporation, a corporation organized under the laws of Maryland and a wholly owned subsidiary of Parent ("Purchaser"), providing for the acquisition by Parent of all of the outstanding common stock of the Registrant for $24.00 per share in cash.

        Under the terms of the merger agreement, which was unanimously approved by the Board of Directors of the Registrant, Purchaser will commence a cash tender offer at $24.00 per share, net to the seller, for all of the issued and outstanding common stock of the Registrant by July 10, 1997. Any common stock of the Registrant remaining outstanding after the conclusion of the tender offer will be converted in a subsequent merger into $24.00 per share, in cash.

        In connection with the transaction, the Registrant granted to Parent an option (the "Company Option"), which is exercisable under certain conditions, to acquire up to 5.4 million newly issued shares of the Registrant's common stock. In addition, pursuant to a Shareholders Agreement dated as of July 2, 1997, each of David H. Bernstein, Alfred Carfora, Elaine C. Couri, John A. Couri, Heribert
H. Diehl, Gebr. Heinemann and Carl H. Reimerdes, stockholders of the Registrant who, collectively, beneficially own over 8.6 million shares of the outstanding common stock of the Registrant, have agreed to tender (and not


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withdraw except in specified circumstances) their shares of common stock in the tender offer and to vote their shares of common stock in favor of the merger at any meeting of holders of the Registrant's common stock.

Item 7.  Financial Statements and Exhibits.

        2.1 Agreement and Plan of Merger dated as of July 2, 1997 among BAA plc, W & G Acquisition Corporation and Duty Free International, Inc.

        10.1 Stock Option Agreement dated as of July 2, 1997 by and between BAA plc and Duty Free International, Inc.

        10.2 Shareholders Agreement dated as of July 2, 1997 among BAA plc,
W & G Acquisition Corporation, Gebr. Heinemann, John A. Couri, Elaine C. Couri, David H. Bernstein, Carl Reimerdes, Heribert H. Diehl and Alfred Carfora.

        99.1 Press Release of the Registrant dated July 3, 1997.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 9, 1997



                                             DUTY FREE INTERNATIONAL, INC.

                                             (Registrant)


                                             By:/s/ Gerald F. Egan
                                                ------------------------------
                                             Gerald F. Egan
                                             Vice President - Finance


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                                 Exhibit Index



Exhibit No.                Description                                 Page No.
-----------                -----------                                 -------

2.1                        Agreement and Plan of Merger
                           dated as of July 2, 1997 among BBA
                           plc, W & G Acquisition Corporation
                           and Duty Free International, Inc.


10.1                       Stock Option Agreement dated as of
                           July 2, 1997 by and between BAA plc
                           and Duty Free International, Inc.


10.2 Shareholders Agreement dated as of July 2, 1997 among BAA plc, W & G Acquisition Corporation, Gebr.
                           Heinemann, John A. Couri, Elaine C.
                           Couri, David H. Bernstein, Carl
                           Reimerdes, Heribert H. Diehl and
                           Alfred Carfora.


99.1                       Press Release of the Registrant dated
                           July 3, 1997.